Keefe, Bruyette & Woods
9
th
Annual Community Bank Investor Conference
July 28 –
30, 2008
time to be…
First!
™
John J. Dolan
President and CEO
Edward J. Lipkus, III
Executive V.P. and CFO
Exhibit 99.1

Today’s Agenda Company Overview Lines of Business Financials Conclusion Q&A 2

FORWARD-LOOKING STATEMENTS
The matters discussed in this presentation contain forward-looking statements that describe First
Commonwealth’s future plans, strategies and expectations.  All forward-looking statements are based on assumptions and involve risks and uncertainties, many of which are beyond the control of First Commonwealth and which may cause actual results, performance or achievements to differ materially from the results, performance or achievements contemplated by the forward-looking statements.  Such risks and uncertainties include, among other things, the following:
Competitive pressures among depository and other financial institutions nationally and in our market areas may increase significantly.
Adverse changes in the economy or business conditions, either nationally or in our market areas, could increase credit related losses and expenses and/or limit growth.
Increases in defaults by borrowers and other delinquencies could result in increases in our provision for losses on loans and related expenses.
Fluctuations in interest rates and market prices could reduce our net interest margin and asset valuations and increase our expenses.
The consequences of continued bank acquisitions and mergers in our market areas, resulting in fewer but much larger and financially stronger competitors, could increase competition for financial services to our detriment.
Changes in legislative or regulatory requirements applicable to us and our subsidiaries could increase costs, limit certain operations and adversely affect results of operations.
Changes in tax requirements, including tax rate changes, new tax laws and revised tax law interpretations may increase our tax expense or adversely affect our customers’ businesses.
Other risks and uncertainties described in this report and the other reports that we file with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K.
In light of these risks, uncertainties and assumptions, you should not place undue reliance on any forward-
looking statements discussed in this presentation. First Commonwealth undertakes no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Forward-Looking Statement

Company Overview
Headquarters:  Indiana, Pennsylvania
Exchange:  NYSE (FCF)
Listing Date:  June 10, 1992
Institutional Ownership:  36%
Insider Ownership:  5%
Full Service Financial Institution
Commercial
Consumer
Wealth Management
-
Trust
-
Insurance
-
Financial Advisors
Ownership information as of most recent filing

Price (07/24/08):  $10.95
Market Cap:  $802 million
Total Assets:  $6.3 billion
Index Membership:  Russell 2000
S&P Small Cap 600

[redacted]
Erie
Warren
McKean
Crawford
Forest
Elk
Cameron
Mercer
Venango
Clarion
Jefferson
Lawrence
Butler
Armstrong
Indiana
Beaver
Allegheny
Westmoreland
Cambria
Blair
Washington
Greene
Fayette
Somerset
Bedford
Fulton
Franklin
Adams
York
Huntingdon
Cumberland
Perry
Juniata
Mifflin
Centre
Snyder
Union
Lycoming
Sullivan
Lackawanna
Pike
Luzerne
Columbia
Montour
Northumberland
Schuylkill
Carbon
Monroe
Northampton
Lehigh
Berks
Lebanon
Dauphin
Lancaster
Chester
Delaware
Philadelphia
Montgomery
Bucks

First Commonwealth
fcbanking.com | 800.711.2265

Company Overview
112 branches proudly serving
15 Western and Central
Pennsylvania counties
Four de novos scheduled for completion in 2008
-
Including Squirrel Hill (Pittsburgh) which
opened on March 10, 2008

Company Overview
Historical Legacy of Conservative Lending Practices
- relationship driven lender
- no sub-prime
- well diversified loan portfolio
- conservative investment portfolio
Strong Dividend History
Beginning Stages of Business Transformation

Recent Fundamental Changes
New Executive Leadership Team
Performance Measurement
- accountability
- well defined goals
- alignment of compensation
- profitable sales driven culture into each line of business
Internal Restructuring
- align structure with strategy
- provide role clarity
- improved collaboration among all lines of business

Commercial Services
Strategies
Develop 3 key core competencies
Corporate finance capabilities
Commercial real estate lending capabilities
Regional/middle market lending capabilities
Serve client needs in contiguous markets (LPO’s)
Opportunities
Enhanced cash management & product offerings
Continued cross selling opportunities

$1,890
$1,911
$1,996
$2,204
$2,411
2Q07 3Q07 4Q07 1Q08 2Q08
$415 million growth in
commercial loans year-to-date

Wealth Management

Strategies
Hired several talented investment representatives
Improved alliance with branches
Opportunities
Employee Benefits
Cross-selling
Product development
Revenue increased 27% Y/Y
Wealth Management Revenue
(thousands)
$2,148
$2,375
$2,581
$2,337
$2,809
$2,932
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08

Consumer Services

Strategies
New leadership
Development of new product offerings
Sales blitzes
Internal sales campaigns with
coordinated marketing efforts
Consumer Loans increased for the first time in several quarters
20% increase in checking account openings in June
Opportunities
Increase market penetration in Pittsburgh area
Improve de novo branch performance
Develop stronger small business model
Core Deposit Growth YTD
8.6%
13.1%
8.3%
0%
5%
10%
15%
12/31/07                                                                                                                 06/30/08
Non-interest Bearing DDA Interest Bearing DDA Savings Deposits

Financials

Year-to-Date Income Statement
(thousands)
2008 2007
Net Interest Income (after provision)
79,475 $         75,696 $         3,779 $   5%
Non-Interest Income 26,545            23,827            2,718      11%
Non-Interest Expense 77,741            74,652            3,089      4%
Taxes 4,245              2,488              1,757      71%
Net Income 24,034 $         22,383 $         1,651 $   7%
EPS (diluted)
0.33 $             0.31 $             0.02 $     6%
Six Months Ended June 30,
Change

(percent)

➢

➢

First Commonwealth
fcbanking.com | 800.711.2265

2.75
2.85
2.95
3.05
3.15
3.25
3.35
3.45
3.55
4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08*
Net Interest Margin

*Excludes loan prepayment fee which contributed 12bps to NIM (3.54%)
Interest earning asset growth
Lower cost of funds
-
higher priced CDs running off

Loans

Commercial Loan Growth (YTD)
Commercial & Industrial 45%
Construction 24%
Real Estate 31%
Total loans increased 11% YTD
Commercial loans increased 21% YTD
Total Loans
(billions)
$3.5
$3.6
$3.7
$3.7
$3.9
$4.1
FY04 FY05 FY06 FY07 1Q08 2Q08

Asset Quality
Responsible, relationship driven lender
No direct subprime exposure
Same conservative underwriting standards, regardless
of where we are in the credit cycle
All mortgage-backed securities in our investment
portfolio are AAA rated and backed by U.S.
government agencies
99% of our pooled trust preferred securities carry a
Moody rating of A3 or better

$1.6B
U.S. Agency
6%
Pooled Trust Preferred
7%
Single Issue Trust Preferred
1%
Agency MBS, CMO's
63%
Equity Securities
5%
Tax-Free Municipals
18%
Investment Portfolio
15 As of 06/30/08
Bank
Stock
29%
Other
Stock
2% FHLB
Stock
69%
Bank stocks consist exclusively of
regional financial institutions

Investment Consideration
We are a conservative financial institution with room to
grow within our current footprint
Execution = Results
Improving fundamentals
Near-term growth catalyst, long-term focus
- increase internal capital generation

Appendix

Market Demographics
—
Room to grow within our market
Source: SNL Financial
Ownership: Current
Demographic Profile
County
Market
Rank
Number
of
Branches
Company
Deposits
in Market
($000)
Total Deposits
in Market
($000)
Deposit
Market
Share
(%)
Percent of
Franchise
(%)
Median
HH
Income
2007
($)
HH
Income
Change
2000-2007
(%)
Projected
HH Income
Change
2007-2012
(%)
Allegheny 6 34 1,139,479 45,946,734 2.48 25.76 50,158 30.90 19.30
Westmoreland 2 17 840,892 6,498,393 12.94 19.01 47,325 27.52 17.37
Indiana 2 9 533,026 1,963,263 27.15 12.05 37,525 24.14 15.69
Cambria 3 10 435,457 2,496,886 17.44 9.85 38,634 28.07 18.50
Blair 4 7 254,620 1,876,345 13.57 5.76 41,586 26.04 18.30
Clearfield 2 5 252,269 1,276,665 19.76 5.70 38,911 24.26 15.50
Somerset 3 5 169,972 1,121,927 15.15 3.84 38,259 23.94 15.63
Lawrence 6 5 165,277 1,473,057 11.22 3.74 41,979 25.99 18.53
Jefferson 2 3 144,261 828,610 17.41 3.26 39,595 24.63 15.18
Butler 10 5 120,413 2,839,929 4.24 2.72 54,038 27.33 17.71
Elk 3 3 120,287 620,356 19.39 2.72 47,419 25.74 15.38
Bedford 4 3 95,238 634,075 15.02 2.15 40,031 22.92 13.61
Armstrong 5 2 77,966 1,019,163 7.65 1.76 39,217 24.44 15.49
Washington 13 3 53,805 3,471,290 1.55 1.22 48,684 29.18 19.03
Beaver 10 1 19,744 2,146,087 0.92 0.45 47,239 27.55 17.15
PA Totals 112 4,422,706 74,212,781 5.96 100
Weighted Average: Pennsylvania  Franchise 44,309 27.29 17.49
Aggregate: Entire State of Pennsylvania 51,375 28.09 18.02
Aggregate: National 53,154 26.06 17.59

Market Share
Early signs of improvement
—
In 2006, we lost market share in 12 of our 15
counties
—
In 2007, our market share increased in 10 of
these 15 counties
Source: SNL Financial
Ownership: Current
Market Share Analysis - First Commonwealth Financial Corporation
Corporate Headquarters:  Indiana, Pennsylvania
Pennsylvania (PA)
Market
Rank
Branch
Count
Percent of
Parent's
Deposits
2007 2007 2007 2004 2005 2006 2007
County (%) (%) (%) change (%) change (%) change
Allegheny 6 34 25.76 2.89 2.75 (0.14) 2.48 (0.27) 2.48 0.00
Westmoreland 2 17 19.01 12.39 12.95 0.56 12.82 (0.13) 12.94 0.12
Indiana 2 9 12.05 32.04 30.57 (1.47) 29.51 (1.06) 27.15 (2.36)
Cambria 3 10 9.85 17.10 18.05 0.95 17.90 (0.15) 17.44 (0.46)
Blair 4 7 5.76 11.40 11.63 0.23 11.91 0.28 13.57 1.66
Clearfield 2 5 5.70 20.06 20.29 0.23 19.44 (0.85) 19.76 0.32
Somerset 3 5 3.84 14.49 14.92 0.43 14.80 (0.12) 15.15 0.35
Lawrence 6 5 3.74 12.93 12.52 (0.41) 12.07 (0.45) 11.22 (0.85)
Jefferson 2 3 3.26 17.56 17.21 (0.35) 16.33 (0.88) 17.41 1.08
Butler 10 5 2.72 5.28 5.24 (0.04) 4.17 (1.07) 4.24 0.07
Elk 3 3 2.72 18.54 18.92 0.38 18.92 0.00 19.39 0.47
Bedford 4 3 2.15 13.95 15.03 1.08 14.74 (0.29) 15.02 0.28
Armstrong 5 2 1.76 7.98 7.63 (0.35) 6.88 (0.75) 7.65 0.77
Washington 13 3 1.22 1.39 1.63 0.24 1.73 0.10 1.55 (0.18)
Beaver 10 1 0.45 1.04 0.77 (0.27) 0.76 (0.01) 0.92 0.16
Total Market Share

$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
$0.80
Company Overview
1985 Present
- We recognize the importance of our dividend to our shareholders
“…the focus of our strategic initiatives is the achievement of earnings per share growth that supports our exceptionally
strong dividend.”
Dividend History
John J. Dolan
President and CEO

Dividend Yield (annualized)

First Commonwealth
fcbanking.com | 800.711.2265

• Strong dividend history
• Attractive yield, especially in today’s
interest rate environment
Dividend
Dividend Yield
Increase earnings to return
dividend payout ratio to a more
“normalized” level

Source:  SNL Financial
0%
1%
2%
3%
4%
5%
6%
7%
8%
FY 00 FY 01 FY 02 FY 03 FY 04 FY 05 FY 06 FY 07 2Q08
YTD

Commercial Loans

Committed Balances by Industry
June 30, 2008
6%
13%
5%
8%
37%
22%
3%
6%
Construction
Manufacturing
Wholesale Trade
Retail Trade
Finance Insurance and Real Estate
Services
Public Administration
Miscellaneous

($000)

First Commonwealth
fcbanking.com | 800.711.2265

Asset Quality

*Excludes one large credit placed into non-accrual during 2Q07 ($29,950)
0
5,000
10,000
15,000
20,000
25,000
30,000
2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08
Non-Accrual Past Due +90 Days

FCF 21.7% KBW Regional Bank Index -29.8% Regional Peer Group -12.1% Total Return As of 07/24/08 12 Month Total Shareholder Return 24 Source: SNL Financial

Definitions
Community Bank System, Inc. CBU
F.N.B. Corporation FNB
First Financial Bancorp. FFBC
FirstMerit Corporation FMER
Fulton Financial Corporation FULT
Harleysville National Corporation HNBC
National Penn Bancshares, Inc. NPBC
NBT Bancorp Inc. NBTB
Park National Corporation PRK
Provident Bankshares Corporation PBKS
S&T Bancorp, Inc. STBA
Sun Bancorp, Inc. SNBC
Susquehanna Bancshares, Inc. SUSQ
United Bankshares, Inc. UBSI
WesBanco, Inc. WSBC
Regional Bank Peer Group

Notes